UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-04494

                                     The Gabelli Asset Fund

(Exact name of registrant as specified in charter)

One Corporate Center

                                         Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

One Corporate Center

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                                         Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:   1-800-422-3554

Date of fiscal year end:   December 31

Date of reporting period:   December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Asset Fund

Annual Report — December 31, 2012

Portfolio Management Team

Morningstar® rated The Gabelli Asset Fund Class AAA Shares 5 stars overall, 5 stars for the three year and ten year periods, and 4 stars for the five year period ended December 31, 2012 among 1,506, 1,506, 836, and 1,324 Large Blend funds, respectively. Morningstar RatingTM is based on risk-adjusted returns.

To Our Shareholders,

For the year ended December 31, 2012, the net asset value (“NAV”) per Class AAA Share of The Gabelli Asset Fund increased 16.0% compared with an increase of 16.0% for the Standard & Poor’s (“S&P”) 500 Index. See page 3 for additional performance information.

Enclosed are the schedule of investments and financial statements as of December 31, 2012.

Performance Discussion (Unaudited)

Over the first three quarters of 2012, the stock market alternately rose, declined, and grew again, as investors considered the rising and falling expectations concerning U.S., European, and Chinese economies. Globally, central banks took measures to stimulate asset prices and their local economies. The European Central Bank has undertaken a program to buy unlimited quantities of struggling euro members’ sovereign debt. Within the U.S., concerns about job growth and the fiscal cliff were balanced against improving markets for housing and automobiles. The Federal Reserve adopted Quantitative Easing 3 (QE3) despite indications that the first two rounds of quantitative easing were largely ineffectual. Its policy of buying $40 billion of mortgage securities each month for an unlimited length of time will be funded by newly created money. While good for asset prices, continued money printing does have side-effects, namely inflation, especially in the form of increased food and fuel prices. These increases will eventually have an effect on the consumer. The Fed recently announced that it has tied monetary policy to the unemployment rate with a target of 6.5% to be reached before it will consider tightening monetary policy.

While merger and acquisition activity has declined versus last year, the Fund continued to benefit as companies unlocked the value of their businesses with financial engineering. We continue to do what we have done since the Fund’s inception: invest in companies based on our Private Market Value (“PMV”) with a Catalyst® approach. We define PMV as the price a strategic acquirer would likely be willing to pay for the entire enterprise. Catalysts are specific events or circumstances with varying time horizons that can trigger a narrowing of the difference between the market price of a stock and its estimated PMV per share. Price appreciation can occur instantly, as in the case of an announced takeover, or more gradually over time. There are a variety of catalysts that can cause change. Some general categories include: company specific, industry, regulatory, demographic, political, and economic. We continue to find good value in many companies that have some combination of long term growth prospects, strong cash flow generation, good balance sheets, as well as shareholder friendly management teams.

Selected holdings that contributed positively to performance in 2012 were Deere & Co., the Fund’s largest holding (2.2%

of net assets as of December 31, 2012), Deere manufacturers, distributes, and finances a full line of equipment for use in agriculture, construction, forestry, and lawn care. Other selected holdings that contributed positively to the Fund’s performance were News Corp. (2.2%), located in New York, a diversified media company with operations in cable network television, television broadcasting, filmed entertainment, newspaper publishing, and direct broadcast satellite television and DIRECTV (1.5%), the largest pay television provider in the world. Some of our weaker performing stocks during the year were Swedish Match AB (1.3%), which produces tobacco products that includes snus and snuff, chewing tobacco, cigars, and lights; Newmont Mining (1.1%) based in Denver, CO. one of the largest gold mining companies in the world; and Telephone & Data Systems (0.9%) a telecommunications company with primarily wireless and rural local exchange wireline operations.

We appreciate your confidence and trust.

Sincerely yours,

Bruce N. Alpert

President

February 22, 2013

Morningstar Rating™ is based on risk-adjusted returns. The Overall Morningstar Rating is derived from a weighted average of the performance figures associated with a fund’s three, five, and ten year (if applicable) Morningstar Rating metrics. For funds with at least a three year history, a Morningstar Rating is based on a risk-adjusted return measure (including the effects of sales charges, loads, and redemption fees) placing more emphasis on downward variations and rewarding consistent performance. That accounts for variations in a fund’s monthly performance. The top 10% of funds in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars, and the bottom 10% 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) Morningstar Rating is for the AAA Share class only; other classes may have different performance characteristics. Ratings reflect relative performance. Results for certain periods were negative. ©2013 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Comparative Results

Average Annual Returns through December 31, 2012 (a) (Unaudited)				Since Inception (3/3/86)
	1 Year	5 Year	10 Year
Class AAA (GABAX)	16.00%	3.11%	9.69%	12.01%
S&P 500 Index	16.00	1.66	7.10	9.60	(d)
Dow Jones Industrial Average	10.14	2.60	7.32	10.77	(d)
Nasdaq Composite Index	17.60	3.77	9.43	8.11	(d)
Class A (GATAX)	16.00	3.11	9.69	12.01
With sales charge (b)	9.33	1.89	9.04	11.75
Class C (GATCX)	15.12	2.35	8.96	11.73
With contingent deferred sales charge (c)	14.12	2.35	8.96	11.73
Class I (GABIX)	16.29	3.36	9.83	12.06

In the current prospectus dated April 27, 2012, the expense ratios for Class AAA, A, C, and I Shares are 1.37%, 1.37%, 2.12%, and 1.12%, respectively. See page 16 for the expense ratios for the year ended December 31, 2012. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A and C Shares is 5.75% and 1.00%, respectively.

(a)    Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. The Dow Jones Industrial Average and the Nasdaq Composite Index are unmanaged indicators of stock market performance. Dividends are considered reinvested, except for the NASDAQ Composite Index. You cannot invest directly in an index. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares and Class C Shares on December 31, 2003 and Class I Shares on January 11, 2008. The actual performance of the Class C Shares would have been lower due to the additional expenses associated with this class of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares.

(b)    Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(d)    The S&P 500 Index, Dow Jones Industrial Average, and Nasdaq Composite Index since inception performance results are as of February 28, 1986.

(c)    Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI ASSET FUND (CLASS AAA SHARES) AND S&P 500 INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Gabelli Asset Fund

Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from July 1, 2012 through December 31, 2012                 Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2012.

	Beginning Account Value 07/01/12	Ending Account Value 12/31/12	Annualized Expenses Ratio	Expenses Paid During Period*
The Gabelli Asset Fund
Actual Fund Return
Class AAA	$1,000.00	$1,095.60	1.38%	$7.27
Class A	$1,000.00	$1,095.60	1.38%	$7.27
Class C	$1,000.00	$1,091.50	2.13%	$11.20
Class I	$1,000.00	$1,097.00	1.13%	$5.96
Hypothetical 5% Return
Class AAA	$1,000.00	$1,018.20	1.38%	$7.00
Class A	$1,000.00	$1,018.20	1.38%	$7.00
Class C	$1,000.00	$1,014.43	2.13%	$10.79
Class I	$1,000.00	$1,019.46	1.13%	$5.74

*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 366.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2012:

The Gabelli Asset Fund

Food and Beverage	14.0%
Cable and Satellite	7.8%
Financial Services	7.5%
Equipment and Supplies	7.4%
Energy and Utilities	7.0%
Consumer Products	4.9%
Health Care	4.4%
Entertainment	4.3%
Diversified Industrial	4.2%
Machinery.	4.0%
Automotive: Parts and Accessories	3.6%
Aviation: Parts and Services	2.7%
Publishing.	2.7%
Telecommunications	2.6%
Retail	2.6%
Metals and Mining	2.5%
Business Services	2.2%
Consumer Services	1.8%
Aerospace	1.8%
Hotels and Gaming	1.7%
Broadcasting	1.7%

Computer Software and Services	1.3%
Environmental Services	1.2%
Specialty Chemicals	1.2%
Automotive	0.8%
Electronics	0.8%
Wireless Communications	0.8%
Agriculture	0.8%
Transportation	0.6%
Building and Construction	0.4%
Real Estate	0.3%
Communications Equipment	0.3%
Real Estate Investment Trusts	0.2%
Manufactured Housing and
Recreational Vehicles	0.1%
Home Furnishings	0.0%
Closed-End Funds	0.0%
Computer Hardware	0.0%
Airlines	0.0%
Other Assets and Liabilities (Net)	(0.2)%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554).The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Asset Fund

Schedule of Investments — December 31, 2012

Shares		Cost	Market Value
	COMMON STOCKS — 100.2%
	Aerospace — 1.8%
660,000	Exelis Inc.	$3,153,567	$7,438,200
5,000	Lockheed Martin Corp.	147,750	461,450
8,000	Northrop Grumman Corp.	357,650	540,640
2,175,000	Rolls-Royce Holdings plc.	16,260,973	30,862,468
140,000	The Boeing Co.	7,099,379	10,550,400

		27,019,319	49,853,158

	Agriculture — 0.8%
450,000	Archer Daniels Midland Co.	5,847,771	12,325,500
69,058	Monsanto Co.	1,246,331	6,536,340
9,000	Potash Corp of Saskatchewan Inc.	41,185	366,210
29,000	The Mosaic Co.	500,160	1,642,270

		7,635,447	20,870,320

	Airlines — 0.0%
140,000	AMR Corp.†	52,420	111,300

	Automotive — 0.8%
280,000	Fiat Industrial SpA.	2,940,908	3,050,950
280,000	Ford Motor Co.	3,527,900	3,626,000
517,000	Navistar International Corp.†	10,881,655	11,255,090
100,000	PACCAR Inc.	515,101	4,521,000
3,200	Volkswagen AG.	128,709	687,434

		17,994,273	23,140,474

	Automotive: Parts and Accessories — 3.6%
134,000	BorgWarner Inc.†	1,228,816	9,597,080
350,000	Brembo SpA.	3,995,221	4,506,666
122,000	CLARCOR Inc.	767,317	5,829,160
409,000	Dana Holding Corp.	3,286,518	6,384,490
74,073	Federal-Mogul Corp.†	1,312,524	594,065
545,000	Genuine Parts Co.	15,155,769	34,651,100
410,000	Johnson Controls Inc.	4,117,149	12,587,000
125,000	Modine Manufacturing Co.†	1,309,031	1,016,250
140,000	O’Reilly Automotive Inc.†	3,311,255	12,518,800
190,000	Standard Motor Products Inc.	1,670,282	4,221,800
165,000	Superior Industries International Inc.	3,288,572	3,366,000
94,000	Tenneco Inc.†	2,432,838	3,300,340
38,000	The Pep Boys - Manny, Moe & Jack.	354,182	373,540

		42,229,474	98,946,291

	Aviation: Parts and Services — 2.7%
1,075,000	BBA Aviation plc.	2,639,548	3,894,232
474,000	Curtiss-Wright Corp.	3,234,620	15,561,420
580,000	GenCorp Inc.†	1,952,181	5,307,000
1,000	Heroux-Devtek Inc.	11,338	8,907
115,000	Kaman Corp.	1,720,172	4,232,000
247,500	Precision Castparts Corp.	2,541,067	46,881,450

Shares		Cost	Market Value
7,800	Woodward Inc.	$261,676	$297,414

		12,360,602	76,182,423

	Broadcasting — 1.7%
315,000	CBS Corp., Cl. A, Voting.	3,337,107	11,963,700
18,000	Cogeco Inc.	342,646	611,280
13,334	Corus Entertainment Inc., Cl. B, Non-Voting, Toronto.	21,662	329,496
26,666	Corus Entertainment Inc., Cl. B, OTC.	43,320	661,317
106,000	Fisher Communications Inc.	3,691,584	2,860,940
843	Granite Broadcasting. Corp.†(a)	69,109	4
223,000	Liberty Media Corp. - Liberty Capital, Cl. A†	653,983	25,870,230
112,000	LIN TV Corp., Cl. A†	916,297	843,360
12,000	Naspers Ltd., Cl. N.	472,418	768,906
390,000	Television Broadcasts Ltd.	1,776,461	2,913,358
50,000	Tokyo Broadcasting System Holdings Inc.	726,526	521,729

		12,051,113	47,344,320

	Building and Construction — 0.4%
367,000	Fortune Brands Home & Security Inc.†	4,085,622	10,723,740
43,543	Layne Christensen Co.†	895,427	1,056,789

		4,981,049	11,780,529

	Business Services — 2.2%
128,000	ACCO Brands Corp.†	824,164	939,520
38,000	Ascent Capital Group Inc., Cl. A†	673,653	2,353,720
33,000	Blucora Inc.†	451,811	518,430
240,000	Clear Channel Outdoor Holdings Inc., Cl. A.	1,419,864	1,684,800
15,080	Contax Participacoes SA, Preference.	30,974	181,918
183,000	Ecolab Inc.	1,665,846	13,157,700
15,000	Edenred.	273,621	461,325
1,000	Equinix Inc.†	82,823	206,200
62,795	Fly Leasing Ltd., ADR	755,188	773,634
55,000	Intermec Inc.†	332,695	542,300
60,000	Landauer Inc.	370,683	3,672,600
380,000	Live Nation Entertainment Inc.†	3,996,984	3,537,800
51,000	Macquarie Infrastructure Co. LLC.	1,348,103	2,323,560
24,800	MasterCard Inc., Cl. A.	1,753,412	12,183,744
5,000	Mohawk Industries Inc.†	317,604	452,350
44,000	Monster Worldwide Inc.†	837,484	247,280
1,600	MSC Industrial Direct Co. Inc., Cl. A.	112,443	120,608
176,000	The Brink’s Co.	4,994,998	5,021,280

See accompanying notes to financial statements.

The Gabelli Asset Fund

Schedule of Investments (Continued) — December 31, 2012

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Business Services (Continued)
895,000	The Interpublic Group of Companies Inc.	$7,711,834	$9,862,900
17,500	Visa Inc., Cl. A.	913,361	2,652,650

		28,867,545	60,894,319

	Cable and Satellite — 7.8%
363,000	AMC Networks Inc., Cl. A†	356,218	17,968,500
1,805,000	Cablevision Systems Corp., Cl. A.	2,853,918	26,966,700
6,000	Charter Communications Inc., Cl. A†	298,565	457,440
172,000	Comcast Corp., Cl. A.	2,479,380	6,429,360
317,000	Comcast Corp., Cl. A, Special .	6,470,405	11,396,150
31,000	DigitalGlobe Inc.†	567,756	757,640
810,002	DIRECTV†	6,959,242	40,629,701
365,000	DISH Network Corp., Cl. A.	7,912,067	13,286,000
116,000	EchoStar Corp., Cl. A†	3,405,669	3,969,520
187,000	Liberty Global Inc., Cl. A†	1,403,867	11,779,130
189,000	Liberty Global Inc., Cl. C†	1,420,082	11,103,750
925,000	Rogers Communications Inc., New York, Cl. B.	4,976,334	42,106,000
50,000	Rogers Communications Inc., Toronto, Cl. B.	229,821	2,270,031
260,000	Scripps Networks Interactive Inc., Cl. A.	8,499,641	15,059,200
140,000	Shaw Communications Inc., New York, Cl. B.	271,864	3,217,200
120,000	Shaw Communications Inc., Toronto, Cl. B.	164,952	2,755,404
55,000	Time Warner Cable Inc.	2,415,118	5,345,450

		50,684,899	215,497,176

	Closed-End Funds — 0.0%
79,920	Royce Value Trust Inc.	975,443	1,072,526

	Communications Equipment — 0.3%
600,000	Corning Inc.	4,846,048	7,572,000

	Computer Hardware — 0.0%
4,000	Wincor Nixdorf AG.	199,001	187,170

	Computer Software and Services — 1.3%
238,000	Diebold Inc.	8,192,541	7,285,180
74,000	EarthLink Inc.	558,670	478,040
66,000	eBay Inc.†	1,982,957	3,367,320
64,000	Fidelity National Information Services Inc.	1,197,599	2,227,840
1,400	Google Inc., Cl. A†	819,873	993,118
170,000	Internap Network Services Corp.†	1,156,913	1,179,800
17,000	InterXion Holding NV†	235,710	403,920
95,000	NCR Corp.†	1,452,208	2,420,600

Shares		Cost	Market Value
115,000	RealD Inc.†	$1,334,632	$1,289,150
100,000	Rockwell Automation Inc.	3,586,878	8,399,000
340,000	Yahoo! Inc.†	6,770,870	6,766,000

		27,288,851	34,809,968

	Consumer Products — 4.9%
35,000	Altria Group Inc.	525,685	1,099,700
50,000	Avery Dennison Corp.	1,558,314	1,746,000
120,000	Avon Products Inc.	2,785,479	1,723,200
30,000	Brunswick Corp.	735,843	872,700
11,000	Christian Dior SA.	307,335	1,862,130
412,000	Church & Dwight Co. Inc.	1,329,029	22,070,840
290,217	Energizer Holdings Inc.	6,661,566	23,211,556
3,400	Givaudan SA.	1,182,809	3,579,730
35,000	Harley-Davidson Inc.	88,156	1,709,400
20,000	Kimberly-Clark Corp.	1,186,368	1,688,600
18,000	Mattel Inc.	324,900	659,160
12,000	National Presto Industries Inc.	363,340	829,200
25,000	Philip Morris International Inc.	950,939	2,091,000
50,000	Reckitt Benckiser Group plc.	1,570,345	3,150,636
125,000	Sally Beauty Holdings Inc.†	1,001,483	2,946,250
10,000	Svenska Cellulosa AB, Cl. A.	169,715	216,972
50,000	Svenska Cellulosa AB, Cl. B.	709,301	1,084,090
1,080,000	Swedish Match AB.	12,045,067	36,237,208
10,000	Syratech Corp.†	2,000	30
3,000	The Estee Lauder Companies Inc., Cl. A.	112,739	179,580
346,000	The Procter & Gamble Co.	11,653,899	23,489,940
75,000	Unilever plc, ADR.	2,404,004	2,904,000
31,000	Wolverine World Wide Inc.	288,333	1,270,380

		47,956,649	134,622,302

	Consumer Services — 1.8%
40,000	Coinstar Inc.†	1,881,377	2,080,400
156,000	IAC/InterActiveCorp.	1,530,472	7,378,800
525,000	Liberty Interactive Corp., Cl. A†	3,793,284	10,332,000
36,558	Liberty Ventures, Cl. A†	808,278	2,477,170
869,000	Rollins Inc.	3,009,896	19,152,760
160,500	The ADT Corp.	4,651,828	7,461,645
72,000	Tree.com Inc.	522,739	1,298,160
25,000	Westway Group Inc.†	144,158	166,750

		16,342,032	50,347,685

	Diversified Industrial — 4.2%
10,500	Acuity Brands Inc.	123,921	711,165
10,000	Albany International Corp., Cl. A.	238,798	226,800
5,000	Anixter International Inc.	45,044	319,900
418,600	Crane Co.	6,741,479	19,372,808
98,000	Gardner Denver Inc.	804,925	6,713,000

See accompanying notes to financial statements.

The Gabelli Asset Fund

Schedule of Investments (Continued) — December 31, 2012

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Diversified Industrial (Continued)
85,000	Greif Inc., Cl. A.	$767,267	$3,782,500
274,000	Greif Inc., Cl. B.	14,925,026	13,286,260
445,000	Honeywell International Inc.	14,323,183	28,244,150
25,000	Ingersoll-Rand plc.	457,546	1,199,000
335,000	ITT Corp.	2,894,175	7,859,100
15,000	Jardine Matheson Holdings Ltd.	726,417	930,000
115,000	Jardine Strategic Holdings Ltd.	2,597,936	4,084,800
160,000	Katy Industries Inc.†	235,350	28,800
17,000	Magnetek Inc.†	306,600	175,100
245,000	Myers Industries Inc.	1,533,959	3,711,750
12,000	Nortek Inc.†	462,854	795,000
90,000	Pentair Ltd.	2,671,337	4,423,500
22,000	Sulzer AG.	2,035,390	3,466,025
160,000	Textron Inc.	1,241,296	3,966,400
20,000	Toray Industries Inc.	146,817	121,660
120,000	Trinity Industries Inc.	1,257,602	4,298,400
325,000	Tyco International Ltd.	7,109,838	9,506,250
6,500	Waters Corp.†	477,757	566,280

		62,124,517	117,788,648

	Electronics — 0.8%
45,000	Chemring Group plc.	117,293	167,839
100,000	Cypress Semiconductor Corp.	1,048,131	1,084,000
17,000	Emerson Electric Co.	846,313	900,320
95,000	Intel Corp.	2,029,905	1,959,850
6,400	Kyocera Corp., ADR.	189,423	584,640
89,000	LSI Corp.†	467,639	630,120
1,500	Mettler-Toledo International Inc.†	212,220	289,950
24,000	Molex Inc., Cl. A.	655,086	535,680
8,500	Samsung Electronics Co. Ltd., GDR(b)(c).	1,523,151	5,992,500
4,000	Sony Corp., ADR.	47,476	44,800
50,000	TE Connectivity Ltd.	1,377,092	1,856,000
285,000	Texas Instruments Inc.	7,381,154	8,817,900

		15,894,883	22,863,599

	Energy and Utilities — 7.0%
11,000	Anadarko Petroleum Corp.	652,895	817,410
200,000	BP plc, ADR.	5,195,818	8,328,000
272,500	Chevron Corp.	9,506,098	29,468,150
301,000	ConocoPhillips.	6,481,164	17,454,990
250,000	CONSOL Energy Inc.	9,302,234	8,025,000
122,000	Devon Energy Corp.	1,673,036	6,348,880
10,000	Diamond Offshore Drilling Inc.	818,959	679,600
20,000	Edison International.	340,000	903,800
223,500	El Paso Electric Co.	2,721,417	7,131,885
88,500	EOG Resources Inc.	405,308	10,689,915

Shares		Cost	Market Value
308,000	Exxon Mobil Corp.	$7,391,051	$26,657,400
50,000	FirstEnergy Corp.	752,761	2,088,000
130,000	GenOn Energy Inc., Escrow†(a).	0	0
20,000	Great Plains Energy Inc.	316,462	406,200
189,000	Halliburton Co.	6,019,484	6,556,410
147,000	Kinder Morgan Inc.	2,578,709	5,193,510
280,000	National Fuel Gas Co.	14,320,580	14,193,200
32,000	NextEra Energy Inc.	1,549,756	2,214,080
50,000	Northeast Utilities.	828,440	1,954,000
12,000	Occidental Petroleum Corp.	941,505	919,320
60,000	Oceaneering International Inc.	1,534,601	3,227,400
30,000	Patterson-UTI Energy Inc.	535,891	558,900
80,000	Phillips 66.	978,057	4,248,000
235,000	Rowan Companies plc, Cl. A†	8,788,962	7,348,450
48,000	Royal Dutch Shell plc, Cl. A, ADR.	2,857,612	3,309,600
128,000	SJW Corp.	2,097,345	3,404,800
180,000	Southwest Gas Corp.	3,082,264	7,633,800
215,000	Spectra Energy Corp.	4,906,822	5,886,700
75,000	Talisman Energy Inc.	1,357,756	849,750
105,000	The AES Corp.	449,800	1,123,500
42,000	Transocean Ltd.†	2,337,724	1,875,300
420,000	Weatherford International Ltd.†	7,760,394	4,699,800

		108,482,905	194,195,750

	Entertainment — 4.3%
211,000	Discovery Communications Inc., Cl. A†	2,116,106	13,394,280
206,300	Discovery Communications Inc., Cl. C†	1,468,407	12,068,550
28,000	DreamWorks Animation SKG Inc., Cl. A†	636,883	463,960
90,000	Electronic Arts Inc.†	1,627,683	1,307,700
768,000	Grupo Televisa SAB, ADR.	8,871,062	20,413,440
1,000	Nintendo Co. Ltd.	230,997	105,846
475,000	The Madison Square Garden Co., Cl. A†	1,087,066	21,066,250
295,001	Time Warner Inc.	7,041,819	14,109,898
481,000	Viacom Inc., Cl. A.	14,573,265	26,103,870
25,000	Viacom Inc., Cl. B.	1,051,735	1,318,500
452,000	Vivendi SA.	7,634,586	10,112,724

		46,339,609	120,465,018

	Environmental Services — 1.2%
35,000	Progressive Waste Solutions Ltd.	665,630	756,000
625,000	Republic Services Inc.	7,860,407	18,331,250
20,000	Waste Connections Inc.	632,503	675,800
430,000	Waste Management Inc.	8,596,583	14,508,200

		17,755,123	34,271,250

See accompanying notes to financial statements.

The Gabelli Asset Fund

Schedule of Investments (Continued) — December 31, 2012

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Equipment and Supplies — 7.4%
1,274,500	AMETEK Inc.	$2,138,170	$47,882,965
6,000	Amphenol Corp., Cl. A.	23,162	388,200
96,000	CIRCOR International Inc.	951,585	3,800,640
129,000	Crown Holdings Inc.†	581,571	4,748,490
180,000	CTS Corp.	1,062,935	1,913,400
8,000	Danaher Corp.	70,641	447,200
786,000	Donaldson Co. Inc.	2,500,346	25,812,240
215,000	Flowserve Corp.	2,870,391	31,562,000
206,000	Gerber Scientific Inc., Escrow†(a).	0	2,060
45,000	Graco Inc.	2,163,800	2,317,050
230,000	GrafTech International Ltd.†	2,011,244	2,159,700
740,000	IDEX Corp.	2,758,164	34,432,200
147,000	Interpump Group SpA.	599,082	1,124,426
379,000	Lufkin Industries Inc.	1,713,428	22,031,270
70,000	Met-Pro Corp.	380,521	678,300
20,000	Mueller Industries Inc.	908,611	1,000,600
82,000	Sealed Air Corp.	1,148,129	1,435,820
2,000	SL Industries Inc.	5,719	36,000
55,000	Tenaris SA, ADR.	2,319,794	2,305,600
100,000	The Manitowoc Co. Inc.	240,518	1,568,000
17,000	The Toro Co.	592,882	730,660
94,000	The Weir Group plc.	395,542	2,869,215
28,500	Valmont Industries Inc.	226,840	3,891,675
305,000	Watts Water Technologies Inc., Cl. A.	3,537,145	13,111,950

		29,200,220	206,249,661

	Financial Services — 7.5%
16,000	Alleghany Corp.†	2,681,143	5,366,720
84,000	AllianceBernstein Holding LP.	1,564,059	1,464,120
665,000	American Express Co.	18,709,041	38,224,200
7,000	Ameriprise Financial Inc.	221,427	438,410
27,000	Argo Group International Holdings Ltd.	951,631	906,930
55,000	Artio Global Investors Inc.	285,572	104,500
52,000	Bank of America Corp.	453,096	603,200
208	Berkshire Hathaway Inc., Cl. A†	780,797	27,884,480
75,000	BKF Capital Group Inc.†	419,241	78,750
20,000	Calamos Asset Management Inc., Cl. A.	228,324	211,400
65,000	Citigroup Inc	2,304,170	2,571,400
20,000	Deutsche Bank AG.	815,407	885,800
100,000	First Niagara Financial Group Inc.	1,247,886	793,000
115,000	Fortress Investment Group LLC, Cl. A.	625,308	504,850
134,000	GAM Holding AG.	1,850,414	1,809,326
202,000	H&R Block Inc.	3,346,692	3,751,140

Shares		Cost	Market Value
45,000	Hartford Financial Services Group Inc.	$929,600	$1,009,800
19,000	HSBC Holdings plc, ADR.	1,009,217	1,008,330
53,000	Interactive Brokers Group Inc., Cl. A.	893,354	725,040
454,000	Janus Capital Group Inc.	3,970,927	3,868,080
262,000	JPMorgan Chase & Co.	10,394,934	11,520,140
10,000	Kemper Corp.	268,415	295,000
70,300	Kinnevik Investment AB, Cl. A .	1,256,101	1,512,339
103,000	Kinnevik Investment AB, Cl. B.	1,927,183	2,149,282
80,000	KKR & Co. LP.	791,990	1,218,400
325,000	KKR Financial Holdings LLC.	3,280,488	3,432,000
290,000	Legg Mason Inc.	6,719,237	7,458,800
70,000	Leucadia National Corp.	598,856	1,665,300
76,000	Loews Corp.	3,320,280	3,097,000
47,000	M&T Bank Corp.	3,437,348	4,628,090
147,000	Marsh & McLennan Companies Inc.	4,307,892	5,067,090
101,000	Northern Trust Corp.	4,879,283	5,066,160
150,000	PNC Financial Services Group Inc.	8,542,389	8,746,500
30,000	Popular Inc.†	593,108	623,700
11,000	Royal Bank of Canada.	573,579	663,300
143,000	State Street Corp.	3,389,213	6,722,430
20,000	SunTrust Banks Inc.	424,879	567,000
50,000	T. Rowe Price Group Inc.	850,990	3,256,500
615,000	The Bank of New York Mellon Corp.	17,485,234	15,805,500
48,000	The Blackstone Group LP.	827,223	748,320
17,400	The Goldman Sachs Group Inc.	2,216,273	2,219,544
7,300	Value Line Inc.	105,000	65,481
167,000	Waddell & Reed Financial Inc., Cl. A.	3,453,289	5,814,940
670,000	Wells Fargo & Co.	20,268,524	22,900,600
40,000	WR Berkley Corp.	1,468,924	1,509,600

		144,667,938	208,962,492

	Food and Beverage — 14.0%
360,000	Beam Inc.	13,685,965	21,992,400
505,000	Brown-Forman Corp., Cl. A.	5,779,771	31,214,050
126,500	Brown-Forman Corp., Cl. B.	1,950,301	8,001,125
80,000	Campbell Soup Co.	2,189,885	2,791,200
400,000	China Mengniu Dairy Co. Ltd.	1,191,136	1,135,359
26,000	Coca-Cola Enterprises Inc.	508,677	824,980
16,500	Coca-Cola Hellenic Bottling Co. SA, ADR.	231,193	388,905
150,000	Constellation Brands Inc., Cl. A†.	2,018,061	5,308,500
4,000	Core-Mark Holding Co. Inc.	185,877	189,400
288,000	Danone SA.	13,655,813	18,971,278
750,000	Davide Campari-Milano SpA .	4,029,962	5,741,816

See accompanying notes to financial statements.

The Gabelli Asset Fund

Schedule of Investments (Continued) — December 31, 2012

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Food and Beverage (Continued)
685,000	DE Master Blenders 1753 NV†	$7,339,501	$7,883,468
85,000	Dean Foods Co.†	1,022,253	1,403,350
326,500	Diageo plc, ADR.	12,653,061	38,063,370
48,000	Diamond Foods Inc.	1,065,595	656,160
210,000	Dr Pepper Snapple Group Inc.	5,152,689	9,277,800
80,000	Farmer Brothers Co.†	983,002	1,154,400
272,500	Flowers Foods Inc.	717,696	6,341,075
44,000	Fomento Economico Mexicano SAB de CV, ADR.	1,508,030	4,430,800
582,000	General Mills Inc.	10,385,786	23,518,620
55,000	Green Mountain Coffee Roasters Inc.†	1,350,354	2,274,800
2,600,000	Grupo Bimbo SAB de CV, Cl. A.	1,138,537	6,732,166
10,000	Heineken Holding NV.	407,450	546,925
115,000	Heineken NV.	5,527,767	7,661,101
20,000	Heineken NV, ADR.	481,149	671,400
240,000	Hillshire Brands Co.	6,517,596	6,753,600
139,000	Ingredion Inc.	1,670,029	8,955,770
205,000	ITO EN Ltd.	4,558,157	3,762,336
23,200	John Bean Technologies Corp.	371,543	412,264
45,000	Kellogg Co.	1,213,668	2,513,250
82,000	Kerry Group plc, Cl. A.	971,184	4,309,979
500,000	Kikkoman Corp.	5,747,460	7,098,748
102,257	Kraft Foods Group Inc.	3,355,151	4,649,626
21,000	LVMH Moet Hennessy Louis Vuitton SA.	741,982	3,847,413
15,000	MEIJI Holdings Co. Ltd.	678,410	647,544
401,771	Mondelez International Inc., Cl. A.	8,418,794	10,233,107
245,000	Morinaga Milk Industry Co. Ltd.	909,693	780,516
113,000	Nestlé SA.	3,210,658	7,363,254
200,000	NISSIN FOODS HOLDINGS CO. LTD.	6,899,621	7,560,455
200,000	Parmalat SpA.	569,900	464,625
260,000	PepsiCo Inc.	9,538,172	17,791,801
73,500	Pernod-Ricard SA.	6,658,977	8,483,157
95,000	Post Holdings Inc.†	1,035,085	3,253,750
238,000	Ralcorp Holdings Inc.†	8,160,491	21,336,700
86,000	Remy Cointreau SA.	5,048,212	9,391,209
10,000	SABMiller plc.	358,218	458,909
15,000	Smart Balance Inc.†	141,247	193,500
83,000	Snyders-Lance Inc.	1,776,444	2,001,130
636,000	The Coca-Cola Co.	13,242,662	23,055,000
18,000	The Hain Celestial Group Inc.†	281,085	975,960
20,000	The J.M. Smucker Co.	547,733	1,724,800

Shares		Cost	Market Value
600,000	Tingyi (Cayman Islands) Holding Corp.	$1,488,465	$1,668,204
169,000	Tootsie Roll Industries Inc.	1,808,544	4,380,480
115,000	Tyson Foods Inc., Cl. A.	1,565,558	2,231,000
335,000	Yakult Honsha Co. Ltd.	8,677,555	14,597,161

		201,321,805	388,069,696

	Health Care — 4.4%
15,000	Alere Inc.†	255,011	277,500
40,000	Allergan Inc.	1,828,656	3,669,200
36,584	AmerisourceBergen Corp.	1,456,719	1,579,697
41,000	Amgen Inc.	187,573	3,539,120
80,000	AngioDynamics Inc.†	1,029,930	879,200
10,000	ArthroCare Corp.†	235,827	345,900
72,000	Baxter International Inc.	3,697,432	4,799,520
53,000	Becton, Dickinson and Co.	4,130,217	4,144,070
37,000	Biogen Idec Inc.†	242,486	5,426,790
11,500	Bio-Rad Laboratories Inc., Cl. A†	1,167,292	1,208,075
200,000	Boston Scientific Corp.†	1,405,914	1,146,000
210,000	Bristol-Myers Squibb Co.	5,562,762	6,843,900
17,500	Cepheid Inc.†	196,789	591,675
85,000	Chemed Corp.	2,256,469	5,830,150
35,000	Cigna Corp.	1,816,474	1,871,100
31,000	CONMED Corp.	619,303	866,450
48,000	Covidien plc.	1,941,414	2,771,520
10,000	DENTSPLY International Inc.	190,509	396,100
30,000	Eli Lilly & Co.	1,057,507	1,479,600
34,000	Endo Health Solutions Inc.†	1,045,300	893,180
44,000	Exactech Inc.†	671,660	745,800
70,000	Express Scripts Holding Co.†	3,488,636	3,780,000
38,000	Henry Schein Inc.†	1,049,459	3,057,480
20,000	Humana Inc.	1,370,704	1,372,600
125,000	Johnson & Johnson.	6,259,745	8,762,500
22,000	Laboratory Corp. of America Holdings†	1,685,965	1,905,640
150,000	Lexicon Pharmaceuticals Inc.†	368,250	333,000
42,000	Life Technologies Corp.†	1,134,924	2,061,360
15,000	MAKO Surgical Corp.†	196,729	193,050
25,000	McKesson Corp.	2,246,889	2,424,000
42,500	Mead Johnson Nutrition Co.	2,519,164	2,800,325
150,000	Merck & Co. Inc.	4,257,141	6,141,000
9,000	Nobel Biocare Holding AG.	229,420	76,357
48,000	Owens & Minor Inc.	1,502,820	1,368,480
116,000	Pain Therapeutics Inc.	565,025	314,360
85,000	Patterson Companies Inc.	2,337,185	2,909,550
180,000	Pfizer Inc.	3,151,220	4,514,400
44,000	Quidel Corp.†	603,237	821,480
400	Regeneron Pharmaceuticals Inc.†	43,670	68,428
50,000	Roche Holding AG, ADR.	1,934,205	2,525,000

See accompanying notes to financial statements.

The Gabelli Asset Fund

Schedule of Investments (Continued) — December 31, 2012

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Health Care (Continued)
35,000	St. Jude Medical Inc.	$1,447,615	$1,264,900
32,000	Stryker Corp.	1,660,657	1,754,240
190,000	Tenet Healthcare Corp.†	4,825,541	6,169,300
80,000	UnitedHealth Group Inc.	3,227,747	4,339,200
93,500	Watson Pharmaceuticals Inc.†	3,638,083	8,041,000
31,000	William Demant Holding A/S† .	1,448,729	2,653,946
100,000	Wright Medical Group Inc.†	1,567,862	2,099,000
5,000	Young Innovations Inc.	133,912	197,050
14,000	Zimmer Holdings Inc.	723,823	933,240

		84,613,601	122,185,433

	Home Furnishings — 0.0%
13,000	Bed Bath & Beyond Inc.†	794,585	726,830
23,000	Blyth Inc.	596,496	357,650

		1,391,081	1,084,480

	Hotels and Gaming — 1.7%
16,000	Accor SA	533,068	563,780
25,000	Churchill Downs Inc.	969,428	1,661,250
600,000	Genting Singapore plc.	846,318	680,283
10,000	Home Inns & Hotels Management Inc., ADR†	159,080	289,000
50,000	Hyatt Hotels Corp., Cl. A†	1,989,362	1,928,500
94,000	International Game Technology	1,396,538	1,331,980
56,000	Interval Leisure Group Inc.	478,826	1,085,840
2,400,000	Ladbrokes plc.	12,392,137	7,731,121
99,000	Las Vegas Sands Corp.	526,821	4,569,840
4,200,000	Mandarin Oriental International Ltd.	8,011,029	6,090,000
460,000	MGM Resorts International†	4,594,351	5,354,400
55,000	Orient-Express Hotels Ltd., Cl. A†	970,272	642,950
100,000	Pinnacle Entertainment Inc.†	629,066	1,583,000
16,976	Ryman Hospitality Properties Inc.	182,037	652,878
98,000	Starwood Hotels & Resorts Worldwide Inc.	1,921,712	5,621,280
2,000,000	The Hongkong & Shanghai Hotels Ltd.	2,636,925	2,791,952
130,000	Universal Entertainment Corp.	2,025,972	2,228,314
10,000	Wyndham Worldwide Corp.	249,886	532,100
22,000	Wynn Resorts Ltd.	1,173,180	2,474,780

		41,686,008	47,813,248

	Machinery — 4.0%
129,500	Caterpillar Inc.	855,262	11,600,610
385,000	CNH Global NV	11,687,656	15,511,650
697,000	Deere & Co.	5,386,248	60,234,740

Shares		Cost	Market Value
26,000	Mueller Water Products Inc., Cl. A	$193,452	$145,860
745,000	Xylem Inc.	9,989,559	20,189,500
49,000	Zebra Technologies Corp., Cl. A†	1,695,723	1,924,720

		29,807,900	109,607,080

	Manufactured Housing and Recreational Vehicles — 0.1%
32,000	Cavco Industries Inc.†	605,460	1,599,360
32,000	Nobility Homes Inc.†	547,180	156,800
56,000	Skyline Corp.†	998,645	227,360

		2,151,285	1,983,520

	Metals and Mining — 2.5%
60,000	Agnico-Eagle Mines Ltd.	2,637,554	3,147,600
243,000	Alcoa Inc.	2,490,688	2,109,240
342,000	Barrick Gold Corp.	6,202,609	11,973,420
215,000	Eaton Corp. plc.	11,159,704	11,653,000
220,000	Freeport-McMoRan Copper & Gold Inc.	4,422,191	7,524,000
50,000	Kinross Gold Corp.	359,224	486,000
52,000	New Hope Corp. Ltd.	70,252	227,338
643,000	Newmont Mining Corp.	16,660,197	29,860,920
58,000	Peabody Energy Corp.	1,771,049	1,543,380
125,000	Turquoise Hill Resources Ltd.†.	939,830	951,250

		46,713,298	69,476,148

	Publishing — 2.7%
30,000	Belo Corp., Cl. A	121,219	230,100
220,000	Il Sole 24 Ore SpA†	427,849	152,891
415,000	Media General Inc., Cl. A†	3,457,741	1,784,500
70,000	Meredith Corp.	1,508,272	2,411,500
2,255,000	News Corp., Cl. A	16,250,996	57,592,700
95,000	News Corp., Cl. B	1,470,631	2,492,800
16,000	Nielsen Holdings NV†	427,708	489,440
92,000	The E.W. Scripps Co., Cl. A†	739,898	994,520
167,000	The McGraw-Hill Companies Inc.	1,448,481	9,129,890
25,000	The New York Times Co., Cl. A†	228,978	213,250

		26,081,773	75,491,591

	Real Estate — 0.3%
11,000	Brookfield Asset Management Inc., Cl. A	294,496	403,150
104,000	Griffin Land & Nurseries Inc	1,510,666	2,808,000
250,000	The St. Joe Co.†	1,870,114	5,770,000

		3,675,276	8,981,150

	Real Estate Investment Trusts — 0.2%
14,422	Host Hotels & Resorts Inc., REIT	290,636	225,993

See accompanying notes to financial statements.

The Gabelli Asset Fund

Schedule of Investments (Continued) — December 31, 2012

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Real Estate Investment Trusts (Continued)
155,000	Weyerhaeuser Co.	$3,268,400	$4,312,100

		3,559,036	4,538,093

	Retail — 2.6%
110,000	Aaron’s Inc.†	583,437	3,110,800
140,000	AutoNation Inc.†	1,163,144	5,558,000
106,000	Barnes & Noble Inc.†	1,295,447	1,599,540
20,000	Coldwater Creek Inc.†	90,612	96,200
111,000	Costco Wholesale Corp.	5,655,834	10,963,470
380,000	CVS Caremark Corp.	12,801,137	18,373,000
102,000	HSN Inc.	2,067,176	5,618,160
50,000	Krispy Kreme Doughnuts Inc.†	360,134	469,000
2,400,000	Lianhua Supermarket Holdings Ltd., Cl. H	4,406,205	2,297,554
200,000	Macy’s Inc.	3,263,628	7,804,000
40,000	Safeway Inc.	853,004	723,600
58,000	The Cheesecake Factory Inc.	1,715,610	1,897,760
39,000	The Home Depot Inc.	1,211,856	2,412,150
70,000	The Kroger Co.	423,375	1,821,400
30,000	Walgreen Co.	982,036	1,110,300
44,000	Wal-Mart Stores Inc.	2,225,443	3,002,120
58,000	Whole Foods Market Inc.	1,368,623	5,297,140

		40,466,701	72,154,194

	Specialty Chemicals — 1.2%
39,000	Airgas Inc.	2,546,127	3,560,310
10,000	Ashland Inc.	167,400	804,100
75,184	Chemtura Corp.†	1,055,745	1,598,412
480,000	Ferro Corp.†	4,426,454	2,006,400
110,000	General Chemical Group Inc.† .	365,584	2,970
68,000	H.B. Fuller Co.	503,681	2,367,760
110,000	International Flavors & Fragrances Inc.	4,927,855	7,319,400
40,000	Material Sciences Corp.†	266,497	361,200
1,800	NewMarket Corp.	191,887	471,960
400,000	OMNOVA Solutions Inc.†	1,095,242	2,804,000
8,500	Praxair Inc.	864,326	930,325
257,000	Sensient Technologies Corp.	4,897,260	9,138,920
3,000	SGL Carbon SE	124,442	118,994
65,000	Zep Inc.	735,432	938,600

		22,167,932	32,423,351

	Telecommunications — 2.6%
85,000	AT&T Inc.	2,025,702	2,865,350
40,000	CenturyLink Inc.	699,241	1,564,804
1,360,000	Cincinnati Bell Inc.†	5,148,790	7,452,800
347,000	Deutsche Telekom AG, ADR	5,752,093	3,942,614
16,000	France Telecom SA, ADR	226,838	176,800
30,000	Hellenic Telecommunications Organization SA†	435,110	201,954

Shares		Cost	Market Value
25,000	Hellenic Telecommunications Organization SA, ADR†	$111,368	$85,700
9,000	Level 3 Communications Inc.†	192,407	207,990
64,500	Loral Space & Communi cations Inc.	2,342,437	3,525,570
118,000	NII Holdings Inc.†	2,296,594	841,340
195,015	Oi SA, ADR	1,403,677	782,010
215,000	Portugal Telecom SGPS SA	2,121,375	1,063,932
670,000	Sprint Nextel Corp.†	2,265,056	3,798,900
3,100,000	Telecom Italia SpA	1,732,489	2,794,747
180,000	Telecom Italia SpA, ADR	1,254,946	1,629,000
46,500	Telefonica Brasil SA, ADR	911,624	1,118,790
285,001	Telefonica SA, ADR	3,393,694	3,844,664
1,122,610	Telephone & Data Systems Inc.	22,139,780	24,854,585
94,000	tw telecom inc.†	1,694,127	2,394,180
200,000	Verizon Communications Inc.	5,623,085	8,654,000
50,000	VimpelCom Ltd., ADR	701,510	524,500

		62,471,943	72,324,230

	Transportation — 0.6%
330,000	GATX Corp.	8,374,749	14,289,000
4,000	Kansas City Southern	7,317	333,920
46,000	Providence and Worcester Railroad Co.	710,155	639,860

		9,092,221	15,262,780

	Wireless Communications — 0.8%
125,000	America Movil SAB de CV, Cl. L, ADR	381,970	2,892,500
54,000	Millicom International Cellular SA, SDR	4,942,679	4,670,813
2,500	NTT DoCoMo Inc.	3,573,391	3,578,231
21,857	Tim Participacoes SA, ADR	157,720	433,206
190,000	United States Cellular Corp.†	9,055,037	6,695,600
110,000	Vodafone Group plc, ADR	2,839,143	2,770,900

		20,949,940	21,041,250

	TOTAL COMMON STOCKS	1,322,099,160	2,780,464,623

	PREFERRED STOCKS — 0.0%
	Health Care — 0.0%
31,580	The Phoenix Companies Inc., 7.450% Pfd	674,937	678,338

	RIGHTS — 0.0%
	Health Care — 0.0%
20,000	American Medical Alert Corp.†(a)	0	200

See accompanying notes to financial statements.

The Gabelli Asset Fund

Schedule of Investments (Continued) — December 31, 2012

Shares		Cost	Market Value
	WARRANTS — 0.0%
	Automotive: Parts and Accessories — 0.0%
14,727	Federal-Mogul Corp., expire 12/27/14†	$411,720	$339

	Energy and Utilities — 0.0%
300,000	Kinder Morgan Inc., expire 05/25/17†	343,263	1,134,000

	Hotels and Gaming — 0.0%
200,000	Indian Hotels Co. Ltd., expire 06/16/14†(b)	298,980	230,000

	TOTAL WARRANTS	1,053,963	1,364,339

	TOTAL INVESTMENTS — 100.2%	$1,323,828,060	2,782,507,500

	Other Assets and Liabilities (Net) — (0.2)%		(6,514,436)

	NET ASSETS — 100.0%		$2,775,993,064

(a)

Security fair valued under procedures established by the Board of Trustees. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At December 31, 2012, the market value of fair valued securities amounted to $2,264 or 0.00% of total investments.

(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the market value of Rule 144A securities amounted to $6,222,500 or 0.22% of net assets.

(c)

Security purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At December 31, 2012, the market value of the Regulation S security amounted to $5,992,500 or 0.22% of net assets, which was valued under methods approved by the Board of Trustees as follows:

Acquisition Shares	Issuer	Acquisition Date	Acquisition Cost	12/31/12 Carrying Value Per Unit
8,500	Samsung Electronics Co. Ltd., GDR	7/15/04	$1,523,151	$705.0000

†	Non-income producing security.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
SDR	Swedish Depositary Receipt
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

The Gabelli Asset Fund

Statement of Assets and Liabilities

December 31, 2012

Assets:
Investments, at value (cost $1,323,828,060)	$2,782,507,500
Foreign currency, at value (cost $28)	29
Receivable for investments sold	11,595,696
Receivable for Fund shares sold	5,728,366
Dividends receivable	2,453,767
Prepaid expenses	123,178

Total Assets	2,802,408,536

Liabilities:
Payable to custodian	12,731
Payable for investments purchased	785,137
Payable for Fund shares redeemed	6,524,431
Payable for investment advisory fees	2,356,631
Payable for distribution fees	589,221
Payable for accounting fees	3,750
Line of credit payable	15,336,000
Other accrued expenses	807,571

Total Liabilities	26,415,472

Net Assets
(applicable to 53,567,074 shares outstanding)	$2,775,993,064

Net Assets Consist of:
Paid-in capital	$1,335,755,192
Distributions in excess of net investment income	(889,674)
Distributions in excess of net realized gain on investments and foreign currency transactions	(17,548,539)
Net unrealized appreciation on investments	1,458,679,440
Net unrealized depreciation on foreign currency translations	(3,355)

Net Assets	$2,775,993,064

Shares of Beneficial Interest, each at $0.01 par value; unlimited number of shares authorized:
Class AAA:
Net Asset Value, offering, and redemption price per share ($2,487,368,087 ÷ 47,950,942 shares outstanding)	$51.87

Class A:
Net Asset Value and redemption price per share ($74,713,035 ÷ 1,450,193 shares outstanding)	$51.52

Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$54.66

Class C:
Net Asset Value and offering price per share ($54,545,486 ÷ 1,090,584 shares outstanding)	$50.01 (a)

Class I:
Net Asset Value, offering, and redemption price per share ($159,366,456 ÷ 3,075,355 shares outstanding)	$51.82

(a)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended December 31, 2012

Investment Income:
Dividends (net of foreign withholding taxes of $1,706,015)	$66,909,882
Interest	11,686

Total Investment Income	66,921,568

Expenses:
Investment advisory fees	28,432,473
Distribution fees - Class AAA	6,432,739
Distribution fees - Class A	189,178
Distribution fees - Class B*	31
Distribution fees - Class C	494,963
Shareholder services fees	2,063,507
Shareholder communications expenses	521,624
Custodian fees	384,250
Trustees’ fees	190,245
Legal and audit fees	137,573
Registration expenses.	110,255
Accounting fees	45,000
Interest expense.	11,701
Miscellaneous expenses.	180,464

Total Expenses	39,194,003

Less:
Advisory fee reduction on unsupervised assets (Note 3)	(20,162)
Custodian fee credits	(141)

Total Reductions and Credits	(20,303)

Net Expenses	39,173,700

Net Investment Income	27,747,868

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	156,099,954
Net realized loss on foreign currency transactions	(16,101)

Net realized gain on investments and foreign currency transactions	156,083,853

Net change in unrealized appreciation/depreciation:
on investments	232,485,258
on foreign currency translations	(5,688)

Net change in unrealized appreciation on investments and foreign currency translations .	232,479,570

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	388,563,423

Net Increase in Net Assets Resulting from Operations	$416,311,291

*	Class B Shares were fully redeemed and closed on September 5, 2012.

See accompanying notes to financial statements.

The Gabelli Asset Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations:
Net investment income	$27,747,868	$10,901,710
Net realized gain on investments and foreign currency transactions	156,083,853	49,221,792
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	232,479,570	(84,565,220)

Net Increase/(Decrease) in Net Assets Resulting from Operations	416,311,291	(24,441,718)

Distributions to Shareholders:
Net investment income
Class AAA	(23,418,245)	(9,612,866)
Class A	(705,300)	(291,548)
Class C	(180,970)	—
Class I	(1,964,146)	(607,472)

	(26,268,661)	(10,511,886)

Net realized gain
Class AAA	(127,652,942)	(48,142,032)
Class A	(3,825,581)	(1,259,602)
Class B	—	(116)
Class C	(2,890,990)	(787,744)
Class I	(8,399,405)	(1,802,732)

	(142,768,918)	(51,992,226)

Total Distributions to Shareholders	(169,037,579)	(62,504,112)

Shares of Beneficial Interest Transactions:
Class AAA	(268,301,992)	32,525,762
Class A	1,904,822	46,813,670
Class B*	(6,201)	4,748
Class C	9,721,823	25,834,821
Class I	55,796,134	60,784,272

Net Increase/(Decrease) in Net Assets from Shares of Beneficial Interest Transactions	(200,885,414)	165,963,273

Redemption Fees	8,340	11,664

Net Increase in Net Assets	46,396,638	79,029,107
Net Assets:
Beginning of period	2,729,596,426	2,650,567,319

End of period (including undistributed net investment income of $0 and $0, respectively)	$2,775,993,064	$2,729,596,426

*	Class B Shares were fully redeemed and closed on September 5, 2012.

See accompanying notes to financial statements.

The Gabelli Asset Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period:

		Income (Loss) from Investment Operations			Distributions							Ratios to Average Net Assets/ Supplemental Data
Period Ended December 31	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Redemption Fees (a)(b)	Net Asset Value, End of Period	Total Return†	Net Assets End of Period (in 000’s)	Net Investment Income (Loss)	Operating Expenses	Portfolio Turnover Rate
Class AAA
2012	$47.60	$0.50	$ 7.10	$ 7.60	$(0.52)	$(2.81)	$(3.33)	$0.00	$51.87	16.0%	$2,487,368	0.97%	1.38%	4%
2011	48.93	0.19	(0.41)	(0.22)	(0.18)	(0.93)	(1.11)	0.00	47.60	(0.4)	2,527,218	0.39	1.37	8
2010	40.21	0.15	9.13	9.28	(0.15)	(0.41)	(0.56)	0.00	48.93	23.1	2,571,513	0.35	1.38	7
2009	31.01	0.25	9.22	9.47	(0.27)	—	(0.27)	0.00	40.21	30.5	2,107,979	0.74	1.40	7
2008	49.81	0.22	(18.76)	(18.54)	(0.23)	(0.03)	(0.26)	0.00	31.01	(37.2)	1,721,697	0.52	1.38	14
Class A
2012	$47.30	$0.50	$ 7.05	$ 7.55	$(0.52)	$(2.81)	$(3.33)	$0.00	$51.52	16.0%	$74,713	0.98%	1.38%	4%
2011	48.65	0.21	(0.42)	(0.21)	(0.21)	(0.93)	(1.14)	0.00	47.30	(0.4)	66,330	0.43	1.37	8
2010	40.01	0.15	9.07	9.22	(0.17)	(0.41)	(0.58)	0.00	48.65	23.0	23,280	0.34	1.38	7
2009	30.85	0.25	9.17	9.42	(0.26)	—	(0.26)	0.00	40.01	30.5	13,216	0.75	1.40	7
2008	49.59	0.23	(18.69)	(18.46)	(0.25)	(0.03)	(0.28)	0.00	30.85	(37.2)	11,522	0.55	1.38	14
Class C
2012	$46.05	$0.13	$ 6.82	$ 6.95	$(0.18)	$(2.81)	$(2.99)	$0.00	$50.01	15.1%	$54,546	0.27%	2.13%	4%
2011	47.53	(0.15)	(0.40)	(0.55)	—	(0.93)	(0.93)	0.00	46.05	(1.1)	41,146	(0.32)	2.12	8
2010	39.25	(0.17)	8.86	8.69	—	(0.41)	(0.41)	0.00	47.53	22.1	17,240	(0.40)	2.13	7
2009	30.31	(0.01)	9.00	8.99	(0.05)	—	(0.05)	0.00	39.25	29.6	8,916	(0.03)	2.15	7
2008	48.68	(0.09)	(18.25)	(18.34)	—	(0.03)	(0.03)	0.00	30.31	(37.7)	6,419	(0.21)	2.13	14
Class I
2012	$47.56	$0.67	$ 7.06	$ 7.73	$(0.66)	$(2.81)	$(3.47)	$0.00	$51.82	16.3%	$159,366	1.30%	1.13%	4%
2011	48.90	0.34	(0.44)	(0.10)	(0.31)	(0.93)	(1.24)	0.00	47.56	(0.2)	94,896	0.69	1.12	8
2010	40.18	0.27	9.11	9.38	(0.25)	(0.41)	(0.66)	0.00	48.90	23.4	38,532	0.62	1.13	7
2009	30.97	0.33	9.24	9.57	(0.36)	—	(0.36)	0.00	40.18	30.9	6,080	0.99	1.15	7
2008(c)	47.26	0.33	(16.25)	(15.92)	(0.34)	(0.03)	(0.37)	0.00	30.97	(33.6)	3,753	0.84 (d)	1.13 (d)	14

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.

(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)	From the commencement of offering Class I Shares on January 11, 2008 through December 31, 2008.
(d)	Annualized.

See accompanying notes to financial statements.

The Gabelli Asset Fund

Notes to Financial Statements

1. Organization. The Gabelli Asset Fund was organized on November 25, 1985 as a Massachusetts business trust. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary objective is growth of capital. The Fund commenced investment operations on March 3, 1986.

2. Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Gabelli Asset Fund

Notes to Financial Statements (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2012 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/12
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Broadcasting	$ 47,344,316	—	$ 4	$ 47,344,320
Consumer Products	134,622,272	$ 30	—	134,622,302
Energy and Utilities	194,195,750	—	0	194,195,750
Equipment and Supplies	206,247,601	—	2,060	206,249,661
Specialty Chemicals	32,420,381	—	2,970	32,423,351
Other Industries (a)	2,165,629,239	—	—	2,165,629,239
Total Common Stocks	2,780,459,559	30	5,034	2,780,464,623
Preferred Stocks (a)	678,338	—	—	678,338
Rights (a)	—	—	200	200
Warrants (a)	1,134,339	230,000	—	1,364,339
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$2,782,272,236	$230,030	$5,234	$2,782,507,500

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have transfers between Level 1 and Level 2 during the year ended December 31, 2012. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information.

    General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

The Gabelli Asset Fund

Notes to Financial Statements (Continued)

    Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at December 31, 2012, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

        Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. During the year ended December 31, 2012, the Fund held no investments in forward foreign exchange contracts.

The Gabelli Asset Fund

Notes to Financial Statements (Continued)

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 10% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted securities the Fund held as of December 31, 2012, refer to the Schedule of Investments.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

The Gabelli Asset Fund

Notes to Financial Statements (Continued)

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 2.00% above the federal funds rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the tax treatment of currency gains and losses, reclassifications of distributions on investments in real estate investment trusts, and the utilization of the tax accounting practice known as equalization. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2012, reclassifications were made to decrease distributions in excess of net investment income by $1,804,129 and increase distributions in excess of net realized gain on investments and foreign currency transactions by $11,667,126, with an offsetting adjustment to paid-in capital.

The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011 was as follows:

	Year Ended December 31, 2012*	Year Ended December 31, 2011
Distributions paid from:
Ordinary income
(inclusive of short-term capital gains)	$ 30,465,943	$ 14,203,016
Net long-term capital gains.	152,070,167	48,301,096

Total distributions paid.	$ 182,536,110	$ 62,504,112

*	Total distributions paid differs from the Statement of Changes in Net Assets due to the utilization of equalization.

Provision For Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

The Gabelli Asset Fund

Notes to Financial Statements (Continued)

As of December 31, 2012, the components of accumulated earnings/losses on a tax basis were as follows:

Undistributed long-term gains.	$1,161,036
Net unrealized appreciation on investments and foreign currency translations	1,439,076,836

Total.	$1,440,237,872

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. As a result of the rule, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

At December 31, 2012, the differences between book basis and tax basis net unrealized appreciation were primarily due to mark-to-market adjustments on investments no longer considered a passive foreign investment company, deferral of losses from wash sales for tax purposes, basis adjustments on investments in partnerships, and mark-to-market adjustments on investments in a passive foreign investment company.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2012:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$1,343,427,413	$1,505,555,430	$(66,475,239)	$1,439,080,191

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2012, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2012, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2009 through December 31, 2012 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Trustees of the Fund who are affiliated persons of the Adviser.

There was a reduction in the advisory fee paid to the Adviser relating to certain portfolio holdings, i.e., unsupervised assets, of the Fund with respect to which the Adviser transferred dispositive and voting control to the Fund’s Proxy Voting Committee. During the year ended December 31, 2012, the Fund’s Proxy Voting Committee exercised control and discretion over all rights to vote or consent with respect to such securities, and the Adviser reduced its fee with respect to such securities by $20,162.

The Gabelli Asset Fund

Notes to Financial Statements (Continued)

The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $18,000 plus $2,000 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended and the Chairman of the Audit Committee and the Lead Trustee each receive an annual fee of $2,000. The Chairman of the Proxy Voting Committee and Nominating Committee each receive $1,000 annually. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the “Distributor”), an affiliate of the Fund, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2012, other than short-term securities and U.S. Government obligations, aggregated $118,862,535 and $449,177,281, respectively.

6. Transactions with Affiliates. During the year ended December 31, 2012, the Fund paid brokerage commissions on security trades of $283,026 to Gabelli & Company, Inc., an affiliate of the Fund. Additionally the Distributor retained a total of $40,360 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended December 31, 2012, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

7. Line of Credit. The Fund participates in an unsecured line of credit of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at the higher of the sum of the overnight LIBOR rate plus 100 basis points or the sum of the federal funds rate plus 100 basis points at the time of borrowing. This amount, if any, would be included in “interest expense” in the Statement of Operations. At December 31, 2012, borrowings outstanding under the line of credit amounted to $15,336,000.

The average daily amount of borrowings outstanding under the line of credit during the year ended December 31, 2012 was $1,107,511 with a weighted average interest rate of 1.09%. The maximum amount borrowed at any time during the year ended December 31, 2012 was $27,092,000.

8. Shares of Beneficial Interest. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA Shares are offered without a sales charge only to investors who acquire them directly from the Distributor, through selected broker/dealers, or the transfer agent. Class I Shares are offered without a sales charge, solely to certain institutions, directly through the Distributor, or brokers that have entered into selling agreements specifically with respect to Class I Shares. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase. Class B Shares were fully redeemed and closed on September 5, 2012.

The Gabelli Asset Fund

Notes to Financial Statements (Continued)

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended December 31, 2012 and December 31, 2011 amounted to $8,340 and $11,664, respectively.

Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	4,807,279	$246,367,187	8,415,820	$419,968,817
Shares issued upon reinvestment of distributions	2,784,478	143,539,981	1,158,479	54,599,274
Shares redeemed	(12,733,311)	(658,209,160)	(9,036,639)	(442,042,329)

Net increase/(decrease)	(5,141,554)	$(268,301,992)	537,660	$32,525,762

Class A
Shares sold	664,165	$33,557,026	1,293,140	$64,496,462
Shares issued upon reinvestment of distributions	79,301	4,060,214	30,486	1,427,643
Shares redeemed	(695,743)	(35,712,418)	(399,635)	(19,110,435)

Net increase	47,723	$1,904,822	923,991	$46,813,670

Class B*
Shares sold	—	—	92	$4,663
Shares issued upon reinvestment of distributions	—	—	2	85
Shares redeemed	(127)	$(6,201)	—	—

Net increase/(decrease)	(127)	$(6,201)	94	$4,748

Class C
Shares sold	339,602	$16,789,412	624,349	$30,266,783
Shares issued upon reinvestment of distributions	46,274	2,300,264	13,453	613,574
Shares redeemed	(188,899)	(9,367,853)	(106,892)	(5,045,536)

Net increase	196,977	$9,721,823	530,910	$25,834,821

Class I
Shares sold	2,057,126	$106,292,895	1,503,179	$74,969,630
Shares issued upon reinvestment of distributions	180,004	9,270,235	46,104	2,171,041
Shares redeemed	(1,157,150)	(59,766,996)	(341,858)	(16,356,399)

Net increase	1,079,980	$55,796,134	1,207,425	$60,784,272

*	Class B Shares were fully redeemed and closed on September 5, 2012.

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Other Matters. On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement,

The Gabelli Asset Fund

Notes to Financial Statements (Continued)

the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who also is an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including this Fund, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

11. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Asset Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

The Gabelli Asset Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Asset Fund (hereafter referred to as the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 28, 2013

The Gabelli Asset Fund

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Asset Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[4]

INTERESTED TRUSTEES[3] :

Mario J. Gabelli, CFA Trustee and Chief Investment Officer Age: 70	Since 1986	27

Chairman, Chief Executive Officer, and Chief

Investment Officer–Value Portfolios of GAMCO

Investors, Inc. and Chief Investment Officer–

Value Portfolios of Gabelli Funds, LLC, and

GAMCO Asset Management Inc.; Director/

Trustee or Chief Investment Officer of other

registered investment companies in the

Gabelli/GAMCO Funds Complex; Chief

Executive Officer of GGCP, Inc.

Director of Morgan Group Holdings, Inc.

(holding company); Chairman of the

Board and Chief Executive Officer of LICT

Corp. (multimedia and communication

services company); Director of CIBL, Inc.

(broadcasting and wireless

communications); Director of RLJ

Acquisition Inc. (blank check

company)(2011-2012)

John D. Gabelli Trustee Age: 68 INDEPENDENT TRUSTEES[5] :	Since 1999	10	Senior Vice President of Gabelli & Company, Inc.	—

Anthony J. Colavita Trustee Age: 77	Since 1989	35	President of the law firm of Anthony J. Colavita, P.C.	—

James P. Conn Trustee Age: 74	Since 1992	19	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (1992-1998)	Director of First Republic Bank (banking) through January 2008

Kuni Nakamura Trustee Age: 44	Since 2009	13	President of Advanced Polymer, Inc. (chemical wholesale company)	—

Anthony R. Pustorino Trustee Age: 87	Since 1986	13	Certified Public Accountant; Professor Emeritus, Pace University	Director of The LGL Group, Inc. (diversified manufacturing) (2002-2010)

Werner J. Roeder, MD Trustee Age: 72	Since 2001	22	Medical Director of Lawrence Hospital and practicing private physician	—

Anthonie C. van Ekris Trustee Age: 78	1986-1989 1992-present	20	Chairman of BALMAC International, Inc. (commodities and futures trading)	—

Salvatore J. Zizza Trustee Age: 67	1986-1996 2000-present	29

Chairman (since 1978) of Zizza & Associates

Corp. (financial consulting); Chairman (since

2005) of Metropolitan Paper Recycling, Inc.

(recycling); Chairman (since 2009) of E-Corp

English (business services)

				Chairman of Harbor BioSciences, Inc. (biotechnology); Director of Trans-Lux Corporation (business services); Chairman of Bion Environmental Technologies (technology)

The Gabelli Asset Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert		Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988;
President, Secretary, and	Since 1994	Officer of all of the registered investment companies in the Gabelli/GAMCO Funds
Acting Chief Compliance	Since November	Complex; Director of Teton Advisors, Inc. 1998-2012; Chairman of Teton Advisors, Inc.
Officer	2011	2008-2010; President of Teton Advisors, Inc. 1998-2008; Senior Vice President of GAMCO
Age: 61		Investors, Inc. since 2008

Agnes Mullady	Since 2006	President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC
Treasurer		since September 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice
Age: 54		President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

“Interested person” of the Fund as defined in the 1940 Act. Messrs. Gabelli are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Trustees who are not interested persons are considered “Independent” Trustees.

2012 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 2012, the Fund paid to shareholders ordinary income distributions (comprised of net investment income and short-term capital gains) totaling $0.5605, $0.5631, $0.2209, and $0.7021 per share for Class AAA, Class A, Class C, and Class I, respectively, and long-term capital gains totaling $152,070,167, or the maximum allowable. The distribution of long-term capital gains has been designated as a capital gain dividend by the Fund’s Board of Trustees. For the year ended December 31, 2012, 100% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.02% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010. The Fund designates 8.35% of the ordinary income distribution as qualified short-term gain pursuant to the American Jobs Creation Act of 2004.

U.S. Government Income:

The percentage of the ordinary income distribution paid by the Fund during the year ended December 31, 2012 which was derived from U.S. Treasury securities was 0.02%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Gabelli Asset Fund did not meet this strict requirement in 2012. The percentage of U.S. Government securities held as of December 31, 2012 was 0.00%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Gabelli/GAMCO Funds and Your Personal Privacy

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

•

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

GABELLI/GAMCO FAMILY OF FUNDS

VALUE
Gabelli Asset Fund
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund’s primary objective is growth of capital.
(Multiclass) Team Managed
Gabelli Dividend Growth Fund
Seeks to invest at least 80% of its net assets in dividend
paying stocks. (Multiclass)
Portfolio Manager: Barbara G. Marcin, CFA
TETON Westwood Equity Fund

Seeks to invest primarily in the common stock of well seasoned companies that have recently reported positive earnings surprises and are trading below Westwood’s proprietary growth rate estimates. The Fund’s primary objective is capital appreciation.

(Multiclass) Team Managed
FOCUSED VALUE
Gabelli Focus Five Fund

Seeks to invest up to 50% of its net assets in the equity

securities of five companies with the remaining net assets invested in ten to twenty other companies or in short-term high grade investments or cash and cash equivalents.

(Multiclass) Team Managed
Gabelli Value Fund
Seeks to invest in securities of companies believed to be undervalued. The Fund’s primary objective is long-term capital appreciation. (Multiclass) Team Managed
SMALL CAP
Gabelli Small Cap Growth Fund

Seeks to invest primarily in common stock of smaller companies (market capitalizations at the time of investment of $2 billion or less) believed to have rapid revenue and earnings growth potential. The Fund’s primary objective is capital appreciation. (Multiclass)

Portfolio Manager: Mario J. Gabelli, CFA
TETON Westwood SmallCap Equity Fund
Seeks to invest primarily in smaller capitalization equity securities – market caps of $2.5 billion or less. The Fund’s primary objective is long-term capital appreciation.
(Multiclass) Portfolio Manager: Nicholas F. Galluccio
GROWTH
GAMCO Growth Fund
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund’s primary objective is capital appreciation.
(Multiclass) Portfolio Manager: Howard F. Ward, CFA
GAMCO International Growth Fund

Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification. (Multiclass) Portfolio Manager: Caesar Bryan

AGGRESSIVE GROWTH
GAMCO Global Growth Fund

Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world’s marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund’s primary objective is capital appreciation. (Multiclass)

Team Managed
MICRO-CAP
TETON Westwood Mighty MitesSM Fund
Seeks to invest in micro-cap companies that have market capitalizations of $500 million or less. The Fund’s primary objective is long-term capital appreciation. (Multiclass) Team Managed
EQUITY INCOME
Gabelli Equity Income Fund
Seeks to invest primarily in equity securities with above average market yields. The Fund pays monthly distributions and seeks a high level of total return with an emphasis on income. (Multiclass) Portfolio Manager: Mario J. Gabelli, CFA

TETON Westwood Balanced Fund
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund’s primary objective is both capital appreciation and current income. (Multiclass) Team Managed
TETON Westwood Income Fund

Seeks to provide a high level of current income as well as long-term capital appreciation by investing in income producing equity and fixed income securities. (Multiclass) Portfolio Manager: Barbara G. Marcin, CFA

SPECIALTY EQUITY
GAMCO Vertumnus Fund

Seeks to invest principally in common stock and convertible securities of domestic and foreign companies. The Fund’s primary objective is total return through a combination of current income and capital appreciation. (Multiclass) Portfolio Manager: Mario J. Gabelli, CFA

GAMCO Global Opportunity Fund

Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund’s primary objective is capital appreciation. (Multiclass) Team Managed

Gabelli SRI Green Fund

Seeks to invest in common and preferred stocks meeting guidelines for social responsibility (avoiding defense contractors and manufacturers of alcohol, abortifacients, gaming, and tobacco products) and sustainability (companies engaged in climate change, energy security and independence, natural resource shortages, organic living, and urbanization). The Fund’s primary objective is capital appreciation. (Multiclass) Team Managed

SECTOR
GAMCO Global Telecommunications Fund

Seeks to invest in telecommunications companies throughout the world – targeting undervalued companies with strong earnings and cash flow dynamics. The Fund’s primary objective is capital appreciation. (Multiclass)Team Managed

Gabelli Gold Fund

Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund’s objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of worldwide economic, financial, and political factors. (Multiclass)             Portfolio Manager: Caesar Bryan

Gabelli Utilities Fund
Seeks to provide a high level of total return through a combination of capital appreciation and current income. (Multiclass) Portfolio Manager: Mario J. Gabelli, CFA
MERGER AND ARBITRAGE
Gabelli ABC Fund

Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund’s primary objective is total return in various market conditions without excessive risk of capital loss. (No-load) (Multiclass) Portfolio Manager: Mario J. Gabelli, CFA

Gabelli Enterprise Mergers and Acquisitions Fund

Seeks to invest in securities believed to be likely acquisition targets within 12–18 months or in arbitrage transactions of publicly announced mergers or other corporate reorganizations. The Fund’s primary objective is capital appreciation. (Multiclass) Portfolio Manager: Mario J. Gabelli, CFA
CONTRARIAN
GAMCO Mathers Fund
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (No-load) Portfolio Manager: Henry Van der Eb, CFA
Comstock Capital Value Fund
Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective. (Multiclass) Portfolio Managers: Charles L. Minter Martin Weiner, CFA
FIXED INCOME
TETON Westwood Intermediate Bond Fund
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund’s primary objective is total return. (Multiclass) Portfolio Manager: Mark R. Freeman, CFA
CASH MANAGEMENT-MONEY MARKET
Gabelli U.S. Treasury Money Market Fund

Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund’s primary objective is to provide high current income consistent with the preservation of principal and liquidity. (No-load)

Co-Portfolio Managers: Judith A. Raneri
Ronald S. Eaker

An investment in the above Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Funds may invest in foreign securities which involve risks not ordinarily associated with investments in domestic issues,including currencyfluctuation,economic,and political risks.

To receive a prospectus, call 800-GABELLI (800-422-3554). Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund before investing. The prospectus contains more information about these and other matters and should be read carefully before investing.

Distributed by G.distributors, LLC, One Corporate Center, Rye, NY 10580.

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THE GABELLI ASSET FUND

One Corporate Center

Rye, New York 10580-1422

t   800-GABELLI (800-422-3554)

f   914-921-5118

e   info@gabelli.com

    GABELLI.COM

Net Asset Value per share available daily by calling 800-GABELLI after 7:00 P.M.

BOARD OF TRUSTEES

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

James P. Conn

Former Chief Investment

Officer,

Financial Security Assurance

Holdings Ltd.

John D. Gabelli

Senior Vice President,

Gabelli & Company, Inc.

Kuni Nakamura

President,

Advanced Polymer, Inc.

Anthony R. Pustorino

Certified Public Accountant,

Professor Emeritus,

Pace University

Werner J. Roeder, MD

Medical Director,

Lawrence Hospital

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President, Secretary, and

Acting Chief Compliance

Officer

Agnes Mullady

Treasurer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN, TRANSFER

AGENT, AND DIVIDEND

DISBURSING AGENT

State Street Bank and Trust

Company

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher &

Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Asset Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Overall Morningstar Rating TM

Morningstar® rated The Gabelli Asset Fund Class AAA Shares 5 stars overall, 5 stars for the three and ten year periods, and 4 stars for the five year period ended December 31, 2012 among 1,506, 1,506, 836, and 1,324 Large Blend funds, respectively. MorningstarTM is based on risk-adjusted returns.

GAB405Q412AR

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Anthony R. Pustorino is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $35,587 for 2011 and $35,587 for 2012.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2011 and $0 for 2012.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,625 for 2011 and $3,625 for 2012. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2011 and $0 for 2012.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2011 and $0 for 2012.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Gabelli Asset Fund

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	3/8/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	3/8/2013

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date	3/8/2013

* Print the name and title of each signing officer under his or her signature.